EXHIBIT 2.2

                      AMENDMENT TO ASSET PURCHASE AGREEMENT


                  This Amendment to Asset Purchase Agreement (the "Amendment"), is made this 11th day of February, 1998 by and among Rose Shanis & Co., Inc., Rose Shanis Sons, Inc., Rose Shanis & Co. and Stephen Corp., Norman J. Glick, Susan M. Glick, Personal Representative of the Estate of Stephen J. Glick, Susan
M. Glick and Gail Glick, Trustees of the Marital Trust under the Last Will and Testament of Stephen J. Glick, Susan M. Glick and Gail Glick, Trustees of the Bypass Trust under the Last Will and Testament of Stephen J. Glick, Mitzi S. Glick and Eugene Schreiber, Trustees u/a Norman J. Glick dated May 14, 1997, FBO Robert S. Glick, and Mitzi S. Glick and Eugene Schreiber, Trustees u/a Norman J. Glick dated May 14, 1997, FBO Bonnie G. Dubin, and Norman J. Glick and Susan M. Glick, Trustees of the Norman J. Glick Trust Share of the Bernice Shanis Trust, the Stephen J. Glick Trust Share of the Bernice Shanis Trust, the Norman J. Glick Trust Share of the Ely Shanis Trust, and the Stephen J. Glick Trust Share of the Ely Shanis Trust and Mason-Dixon Bancshares, Inc. Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Asset Purchase Agreement.

                                    RECITALS

                  A. The parties executed an Asset Purchase Agreement on November 26, 1997.

                  B. The parties desire to amend the Asset Purchase Agreement.

                  NOW, THEREFORE, in consideration of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                  1. Section 3 of the Asset Purchase Agreement is deleted in its entirety and the following inserted in lieu thereof:

                           Closing.

                           Closing ("Closing") shall take place at the offices of Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC, 233 East Redwood Street in Baltimore, Maryland beginning at 9:00 o'clock a.m. on February 11, 1998, effective as of 6:00 p.m. on such date ("Closing Date") or at such other time and date as the parties may mutually agree.

                  2. The following is added to Section 25 of the Asset  Purchase
Agreement:

                           Rose Shanis and the Owners agree to reimburse the Subsidiaries and Mason-Dixon at the rate of $33.00 per hour for the time spent by any management level employee of the Subsidiaries or Mason-Dixon in assisting Rose Shanis and the Owners in defending or prosecuting lawsuits.Rose Shanis and the Owners agree to reimburse the Subsidiaries and Mason-Dixon at a reasonable rate based on the total regular compensation of the employee for the time spent by any sub-management level employee of the Subsidiaries or Mason-Dixon in assisting Rose Shanis and the Owners in defending or prosecuting lawsuits.

                  3. Certain dealer reserve liabilities identified on Exhibit A to this Amendment were not assumed by the Subsidiaries at Closing. An equivalent amount of cash was not transferred to the Subsidiaries at Closing. If Mason-Dixon is provided with a Master Dealer Agreement and a Consent to Assignment satisfactory to Mason-Dixon and its counsel from the appropriate dealer prior to December 31, 1998, the Consumer Finance Subsidiary will assume the related dealer reserve liability upon transfer to the Consumer Finance Subsidiary of an equivalent amount of cash and the parties agree to jointly instruct the Escrow Agent under the Indemnity and Escrow Agreement to release to the Owners such equivalent amount of cash. Further, the parties agree to jointly instruct the Escrow Agent under the Indemnity and Escrow Agreement to release to the Owners promptly after each anniversary of the Indemnity and Escrow Agreement an amount of cash equal to the difference between the beginning dealer reserve liability balance identified on Exhibit A and the total of the then dealer reserve liability balance and all prior cash distributions from the Escrow Account pursuant to this Paragraph and to Mason-Dixon on account of Mason-Dixon Dealer Reserve Losses.

                  4. The Schedules attached to this Amendment supercede and replace the Schedules attached to the Asset Purchase Agreement. The consumer loans and credit sales included in the information transmitted via electronic transmission to counsel for Mason-Dixon shall supplement and amend to the extent of any inconsistency Schedule 1.1.2 attached to the Asset Purchase Agreement.

                  5. Except as expressly modified herein, all of the terms, conditions and provisions of the Asset Purchase Agreement are hereby ratified and confirmed as being in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment under seal, with the intention of making it a sealed instrument, as of the day and year first above written.

                                      ROSE SHANIS & CO., INC.


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------


                                      ROSE SHANIS SONS, INC.


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------


                                      STEPHEN CORP.


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------


                                      ROSE SHANIS & CO.


                                      By:/s/ Susan M. Glick               (SEAL)
                                         ---------------------------------------
                                      Susan M. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Ely Shanis Trust,
                                      General Partner


                                      By:/s/ Susan M. Glick               (SEAL)
                                         ---------------------------------------
                                      Susan M. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Ely Shanis Trust,
                                      General Partner


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------
                                      Norman J. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Ely Shanis Trust,
                                      General Partner


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------
                                      Norman J. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Ely Shanis Trust,
                                      General Partner

                                      By:/s/ Susan M. Glick               (SEAL)
                                         ---------------------------------------
                                      Susan M. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust, General Partner


                                      By:/s/ Susan M. Glick               (SEAL)
                                         ---------------------------------------
                                      Susan M. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust, General Partner


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------
                                      Norman J. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust, General Partner


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------
                                      Norman J. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust, General Partner


                                      By:/s/ Norman J. Glick              (SEAL)
                                         ---------------------------------------
                                      Norman J. Glick, General Partner


                                      By:/s/ Susan M. Glick               (SEAL)
                                         ---------------------------------------
                                      Susan M. Glick, Personal
                                      Representative of the Estate
                                      of Stephen J. Glick, General Partner


                                      NORMAN J. GLICK


                                      /s/ Norman J. Glick                 (SEAL)
                                      ------------------------------------------


                                      SUSAN M. GLICK, PERSONAL
                                      REPRESENTATIVE OF THE ESTATE OF
                                      STEPHEN J. GLICK


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------

                                      /s/ Mitzi S. Glick                  (SEAL)
                                      ------------------------------------------
                                      Mitzi  S. Glick, Trustee u/a Norman J.
                                      Glick dated May 14, 1997, FBO Robert  S.
                                      Glick


                                      /s/ Eugene Schreiber                (SEAL)
                                      ------------------------------------------
                                      Eugene  Schreiber, Trustee u/a Norman J.
                                      Glick dated May 14, 1997, FBO Robert  S.
                                      Glick


                                      /s/ Mitzi S. Glick                  (SEAL)
                                      ------------------------------------------
                                      Mitzi S. Glick, Trustee u/a Norman J.
                                      Glick dated May 14, 1997, FBO Bonnie  G.
                                      Dubin


                                      /s/ Eugene Schreiber                (SEAL)
                                      ------------------------------------------
                                      Eugene  Schreiber, Trustee u/a Norman J.
                                      Glick dated May 14, 1997, FBO Bonnie  G.
                                      Dubin


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Ely Shanis Trust


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Ely Shanis Trust


                                      /s/ Norman J. Glick                 (SEAL)
                                      -----------------------------------------
                                      Norman J. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Ely Shanis Trust


                                      /s/ Norman J. Glick                 (SEAL)
                                      ------------------------------------------
                                      Norman J. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Ely Shanis Trust


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust

                                      /s/ Norman J. Glick                 (SEAL)
                                      ------------------------------------------
                                      Norman J. Glick, Trustee of the Norman J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust


                                      /s/ Norman J. Glick                 (SEAL)
                                      ------------------------------------------
                                      Norman J. Glick, Trustee of the Stephen J.
                                      Glick Trust Share of the Bernice Shanis
                                      Trust


                                      SUSAN M. GLICK AND GAIL GLICK,
                                      TRUSTEES OF MARITAL TRUST UNDER THE
                                      LAST WILL AND TESTAMENT OF
                                      STEPHEN J. GLICK


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee


                                      /s/ Gail Glick                      (SEAL)
                                      ------------------------------------------
                                      Gail Glick, Trustee


                                      SUSAN M. GLICK AND GAIL GLICK,
                                      TRUSTEES OF BYPASS TRUST UNDER THE
                                      LAST WILL AND TESTAMENT OF
                                      STEPHEN J. GLICK


                                      /s/ Susan M. Glick                  (SEAL)
                                      ------------------------------------------
                                      Susan M. Glick, Trustee


                                      /s/ Gail Glick                      (SEAL)
                                      ------------------------------------------
                                      Gail Glick, Trustee


                                      MASON-DIXON BANCSHARES, INC.


                                      By:/s/ Thomas K. Ferguson           (SEAL)
                                      -----------------------------------------
                                      Thomas K. Ferguson, President

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

                                    EXHIBIT A

                       List of Dealer Reserve Liabilities
                                   Not Assumed




---------------------------------------------------
                                            RESERVE

---------------------------------------------------
CHESAPEAKE                        C        $120,982
---------------------------------------------------
MD AUTO BUYERS                    C            $143
---------------------------------------------------
VARIETY AUTO                      C         $52,838
---------------------------------------------------
TOTALS                                     $173,963
---------------------------------------------------

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

--------------------------------------------------------
                                                  DEALER
                                                 RESERVE
                                                 1/30/98
--------------------------------------------------------
BILL CRAEMER                      C              $20,622
--------------------------------------------------------
COLUMBIA AUTO                     C                   $4
--------------------------------------------------------
MERIT MTR                         C              $56,724
--------------------------------------------------------
NORTHEAST                         C               $1,176
--------------------------------------------------------
THRIFT                            C              $12,693
--------------------------------------------------------
USED CAR CONN                     C               $4,906
--------------------------------------------------------
TOTALS                                           $96,125
--------------------------------------------------------

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

-----------------------------------------------------------
                                                     DEALER
                                                    RESERVE
                                                    1/30/98
-----------------------------------------------------------
BELTWAY                           B                    $455
-----------------------------------------------------------
BOULDEN                           B                  $1,612
-----------------------------------------------------------
CARPET & FLOOR GALLERY            B                 $ 1,566
-----------------------------------------------------------
CECIL AUTO                        B                     $14
-----------------------------------------------------------
EASTERN MTR                       B                  $2,490
-----------------------------------------------------------
G&W MOTOR                         B                 $19,744
-----------------------------------------------------------
JESSUP MTR                        B                     $99
-----------------------------------------------------------
MAIN STREET                       B                 $14,745
-----------------------------------------------------------
R&F AUTO                          B                    $929
-----------------------------------------------------------
TOTALS                                              $41,654
-----------------------------------------------------------